SA Funds – Investment Trust

Supplement dated April 14, 2003

to Prospectus dated October 23, 2002 as amended April 1, 2003

PRICING OF FUND SHARES

Please note that the first bullet point of the third paragraph in the section entitled Pricing of Fund Shares is hereby deleted and replaced with the following:

*

Equity securities listed on an exchange for which market quotations are readily available: according to the official closing price, if any, or the last quoted sale price of the day (on the exchange where the security is primarily traded).